UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2021, the Compensation Committee of the Board of Directors (the “Board”) of Galecto, Inc. (the “Company”) adopted a Separation Benefits Plan (the “Separation Benefits Plan”). The Separation Benefits Plan applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer, the Chief Medical Officer, the Chief Operating Officer, the General Counsel and certain other executive officers of the Company (each a “C-Level Officer”), as well as other employees of the Company designated as such by the Board (together with the C-Level Officers, the “Covered Employees” and each a “Covered Employee”).

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of a Covered Employee’s employment by the Company other than for Cause (as such term is defined in the Separation Benefits Plan) or (ii) a resignation by such Covered Employee for Good Reason (as such term is defined in the Separation Benefits Plan). Except as specifically provided in the Separation Benefits Plan, the separation benefits set forth in the Separation Benefits Plan supersede the provisions of any agreements between any Covered Employee and the Company that provide for severance benefits.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a Covered Employee’s employment is terminated by the Company other than for Cause, or the Covered Employee resigns for Good Reason, and the termination does not occur upon a Sale Event (as such term is defined in the Separation Benefits Plan) or within 24 months following a Sale Event (the “Post-Sale Period”), the Company will be obligated to:

•

continue to pay the Covered Employee’s monthly base salary for a period (the “Severance Period”) of (i) 15 months, in the case of the CEO, (ii) 12 months, in the case of the other C-Level Officers, or (iii) such other amount of time as determined by the Board in the case of other Covered Employees;

•

provided that the Covered Employee is located in the United States and is eligible for and elects to continue receiving medical, dental and/or vision insurance pursuant to COBRA, pay on such Covered Employee’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the Severance Period;

•

pay to C-Level Officers a prorated amount equal to the bonus award for the year in which the termination of employment occurs, subject to the achievement of applicable bonus criteria as determined by the Board and payable at the same time as annual bonuses, if any, are paid to the other C-Level Officers; and

•

accelerate the vesting of equity awards held by the Covered Employee at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that the equity awards that would have vested during the Severance Period shall become vested.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, in connection with a Sale Event or during the Post-Sale Period, a Covered Employee’s employment is terminated by the Company other than for Cause, or the Covered Employee resigns for Good reason, the Company will be obligated to:

•

pay a lump sum equal to the Covered Employee’s monthly base salary for a period (the “Post-Sale Severance Period”) of (i) 18 months, in the case of the CEO, (ii) 12 months, in the case of the other C-Level Officers, or (iii) 9 months, in the case of other Covered Employees;

•

provided that the Covered Employee is located in the United States and is eligible for and elects to continue receiving medical, dental and/or vision insurance pursuant to COBRA, pay on such Covered Employee’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the Post-Sale Severance Period;

•

pay to the Covered Employees a lump sum equal to 150%, in the case of the CEO, (ii) 100%, in the case of other C-Level Officers, or (iii) 75%, in the case of other Covered Employees, of such Covered Employee’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals or criteria applicable to such target bonus had been established or satisfied at the date of termination; and

•

accelerate the vesting of all equity awards held by such Covered Employee at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that all equity awards shall become 100% vested.

If the severance benefits provided by the Separation Benefits Plan shall be subject to the excise tax imposed by Section 4999 of the Code, then such payments shall be reduced to avoid the imposition of such excise tax, provided, however, that such reduction shall only occur if the Covered Employee’s reduced payments, in the aggregate, are greater than the aggregate payments to be received by the employee absent such reduction but with the imposition of the excise tax.

The Separation Benefits Plan will be administered by the Board. The Board may amend, modify, or terminate the Separation Benefits Plan at any time in its sole discretion; provided that (a) any such amendment, modification or termination made prior to a Sale Event that adversely affects the rights of any Covered Employee must be unanimously approved by the Board, including the CEO, and each Covered Employee shall receive 18 months’ notice; (b) no such amendment, modification or termination may affect the rights of a Covered Employee then receiving payments or benefits under the Separation Benefits Plan without the consent of such Covered Employee; and (c) no such amendment, modification or termination made after a Sale Event will be effective for 24 months from the date of the Sale Event.

The foregoing description of the Separation Benefits Plan does not purport to be complete and is qualified in its entirety by reference to the Separation Benefits Plan, a copy of which is attached hereto and filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Galecto, Inc. Separation Benefits Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: July 6, 2021	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer